Exhibit 10.1

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of September 22, 2017, by and among GOVERNMENT PROPERTIES INCOME TRUST, a real estate investment trust organized under the laws of the State of Maryland (the “Borrower”), each of the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (together with its successors and assigns, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other parties have entered into that certain Credit Agreement dated as of November 21, 2014 (as amended and as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”); and

WHEREAS, the Borrower, the Lenders, the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:

(a)The Credit Agreement is hereby amended by restating each of the following definitions in Section 1.1. thereof in its entirety as follows:

“Business Management Agreement” means that certain Second Amended and Restated Business Management Agreement dated as of June 5, 2015 by and between the Borrower and RMR.

“EBITDA” means, with respect to a Person for a given period and without duplication, the sum of (a) net income (or loss) of such Person for such period determined on a consolidated basis exclusive of the following (but only to the extent included in the determination of such net income (loss) for such period): (i) depreciation and amortization; (ii) interest expense; (iii) income tax expense; (iv) extraordinary or nonrecurring items, including without limitation, gains and losses from the sale of operating Properties; and (v) in the case of Borrower and its Subsidiaries, equity in the earnings (or loss) of Unconsolidated Affiliates, RMR Managed REITs and RMR Inc. (but only in the case of any RMR Managed REIT or RMR Inc., if such RMR Managed REIT or RMR Inc. would be an Unconsolidated Affiliate but for the last sentence of the definition of that term); plus (b) in the case of the Borrower and its Subsidiaries cash dividends (other than extraordinary cash dividends or distributions) received by the Borrower or its Subsidiaries from RMR Managed REITs or RMR Inc. during such period; plus (c) such Person’s Ownership Share of EBITDA of its Unconsolidated Affiliates. Straight line rent leveling adjustments required under GAAP and amortization of intangibles pursuant to FASB ASC 805 shall be disregarded in the determination of EBITDA (to the extent such adjustments would otherwise have been included in the determination of EBITDA). For purposes of this definition, nonrecurring items shall be deemed to include (x) gains and losses on early extinguishment of Indebtedness, (y) non-cash severance and other non-cash restructuring charges and (z) transaction costs of acquisitions not permitted to be capitalized pursuant to GAAP.

“Property Management Agreement” means that certain Second Amended and Restated Property Management Agreement dated as of June 5, 2015, as amended to date, by and between RMR and the Borrower, on behalf of itself and its Subsidiaries.

“RMR” means The RMR Group LLC, together with its successors and permitted assigns.

“Total Asset Value” means the sum of the following (without duplication) of the Borrower and its Subsidiaries for the fiscal quarter most recently ended: (a)(i) Property EBITDA determined on a consolidated basis for such fiscal quarter and which is attributable to the Properties of the Borrower and its Subsidiaries (excluding Property EBITDA attributable to Properties either acquired or disposed of during such fiscal quarter) times (ii) 4 and divided by (iii) the Capitalization Rate; (b) the purchase price paid for any Property acquired during such fiscal quarter (less any amounts paid as a purchase price adjustment, held in escrow, retained as a contingency reserve, or other similar arrangements and prior to allocations of property purchase prices pursuant to FASB ASC 805 and the like); (c) the value of the Borrower’s equity Investments in RMR Managed REITs as of the end of such fiscal quarter, such value determined at the lower of cost or Fair Market Value; (d) all Marketable Securities, cash and cash equivalents; (e) accounts receivable that are not (i) owing in excess of 90 days (or in the case of an Eligible Tenant that has sought a furloughed payment and will be compensating the landlord with interest in addition to rent due and is not subject to any then continuing bankruptcy proceeding or other proceeding or condition of the types described in Sections 10.1.(e) and 10.1.(f), owing in excess of one year) as of the end of such fiscal quarter, or (ii) being contested in writing by the obligor in respect thereof (in which case only such portion being contested shall be excluded from Total Asset Value); (f) prepaid taxes and operating expenses as of the end of such fiscal quarter; (g) the book value of all Assets Under Development; (h) the book value of all other tangible assets (excluding land or other real property) as of the end of such fiscal quarter; (i) the book value of all Unencumbered Mortgage Notes; (j) the value of the Borrower’s equity Investments in RMR Inc. as of the end of such fiscal quarter, such value determined at Fair Market Value and (k) the Borrower’s Ownership Share of the preceding items (other than those referred to in clause (c) and (j)) of any Unconsolidated Affiliate of the Borrower. To the extent that the value of the Borrower’s equity Investments in RMR Managed REITs would in the aggregate account for more than 25.0% of Total Asset Value, such excess shall be excluded. To the extent that the value of the Borrower’s equity Investments in RMR Inc. would in the aggregate account for more than 3.0% of Total Asset Value, such excess shall be excluded. Notwithstanding the foregoing, for purposes of determining Total Asset Value at any time, (i) the Borrower may, in addition to the Properties referred to in the immediately preceding clause (b), include the purchase price paid for any Property acquired during the period following the end of the fiscal quarter most recently ended through the time of such determination (less any amounts paid as a purchase price adjustment, held in escrow, retained as a contingency reserve, or other similar arrangements and prior to allocations of property purchase prices pursuant to FASB ASC 805 and the like) and (ii) for purposes of the immediately preceding clause (d), the amount of Marketable Securities, cash, and cash equivalents shall be calculated as of such date of determination rather than as of the end of the fiscal quarter most recently ended.

“Unconsolidated Affiliate” means, with respect to any Person, any other Person in whom such Person holds an Investment, which Investment is accounted for in the financial statements of such Person on an equity basis of accounting and whose financial results would not be consolidated under GAAP with the financial results of such Person on the consolidated financial statements of such Person. Notwithstanding the foregoing, neither RMR Inc. nor any RMR Managed REIT shall be considered to be an Unconsolidated Affiliate of the Borrower or any of its Subsidiaries.

“Unencumbered Asset Value” means, at any given time, the sum of: (a)(i) Net Operating Income from all Unencumbered Assets for the fiscal quarter most recently ending times (ii) 4 divided by (iii) the Capitalization Rate; (b) the value of the Equity Interests in RMR Managed REITs owned by the Borrower, such value determined at the lower of cost or Fair Market Value, so long as such Equity Interests are not subject to any Liens (other than Permitted Liens of the types described in clauses (a) through (c), clauses (e) through (i), or clause (l)(iii) of the definition thereof) or to any Negative Pledge (other than a Negative Pledge permitted under clause (iii) of Section 9.2.(b)); (c) unrestricted cash and Cash Equivalents of the Borrower so long as such cash and Cash Equivalents are not subject to any Liens (other than Permitted Liens of the types described in clauses (a) through (c), clauses (e) through (i) or clause (k) of the definition thereof) or to any Negative Pledge (other than a Negative Pledge permitted under clause (iii) of Section 9.2.(b)); and (d) the value of the Equity Interests in RMR Inc. owned by the Borrower, such value determined at Fair Market Value, so long as such Equity Interests are not subject to any Liens (other than Permitted Liens of the types described in clauses (a) through (c), clauses (e) through (i), or clause (l)(iii) of the definition thereof) or to any Negative Pledge (other than a Negative Pledge permitted under clause (iii) of Section 9.2.(b)). To the extent that Equity Interests of RMR Managed REITs owned by the Borrower would in the aggregate account for more than 25.0% of Unencumbered Asset Value, such excess shall be excluded. To the extent that the value of the Equity Interests of RMR Inc. owned by the Borrower would in the aggregate account for more than 3.0% of Unencumbered Asset Value, such excess shall be excluded. To the extent that Properties leased by the Borrower or a Wholly Owned Subsidiary pursuant to a Ground Lease would, in the aggregate, account for more than 5.0% of Unencumbered Asset Value, such excess shall be excluded. With respect to any Unencumbered Asset acquired during such fiscal quarter, Net Operating Income attributable to such Unencumbered Asset shall be included in the calculation of Unencumbered Asset Value on a pro forma basis reasonably acceptable to Administrative Agent. Notwithstanding the foregoing, for purposes of determining Unencumbered Asset Value at any time, the Borrower may, in addition to the Net Operating Income referred to in the immediately preceding clause (a)(i), include the Net Operating Income of any Unencumbered Asset acquired during the period following the end of the fiscal quarter most recently ended through such time of determination on a pro forma basis reasonably acceptable to the Administrative Agent.

“Unencumbered Net Operating Income” or “Unencumbered NOI” means the sum of (a) Net Operating Income from all Unencumbered Assets for the fiscal quarter most recently ending and (b) cash dividends received by the Borrower or any of its Subsidiaries from RMR Managed REITs or RMR Inc. during the fiscal quarter most recently ending. When determining Unencumbered Net Operating Income: (a) Net Operating Income attributable to an Unencumbered Asset disposed of during such fiscal quarter shall be excluded; (b) to the extent Unencumbered NOI attributable to Canadian Properties would exceed 10% of total Unencumbered NOI, such excess shall be excluded; and (c) to the extent Unencumbered NOI attributable to United States Territory Properties would exceed 5% of total Unencumbered NOI, such excess shall be excluded.

(b)The Credit Agreement is hereby further amended by adding the following definition in the appropriate alphabetical location in Section 1.1. thereof:
“RMR Inc.” means The RMR Group Inc., a Maryland corporation, together with its successors and permitted assigns.
(c)The Credit Agreement is hereby further amended by restating Section 9.1.(a) thereof in its entirety as follows:
(a)    Leverage Ratio. The Borrower shall not permit the ratio of (i) Total Indebtedness to (ii) Total Asset Value to exceed 0.60 to 1.00 at any time; provided, however, that if such ratio is greater than 0.60 to 1.00 but is not greater than 0.65 to 1.00, then the Borrower shall be deemed to be in compliance with this subsection (a) so long as (i) the Borrower completed a Material Acquisition during the fiscal quarter, or the fiscal quarter immediately preceding the fiscal quarter, in which such ratio first exceeded 0.60 to 1.00, (ii) such ratio does not exceed 0.60 to 1.00 for a period of more than three consecutive fiscal quarters immediately following the fiscal quarter in which such Material Acquisition was completed, (iii) the Borrower has not maintained compliance with this subsection (a) in reliance on this proviso more than two times during the term of this Agreement and (iv) such ratio is not greater than 0.65 to 1.00 at any time.
(d)The Credit Agreement is hereby further amended by restating Section 9.1.(d) thereof in its entirety as follows:
(d)    Unencumbered Leverage Ratio. The Borrower shall not permit the ratio of (i) Unsecured Indebtedness to (ii) Unencumbered Asset Value, to be greater than 0.60 to 1.00 at any time; provided, however, that if such ratio is greater than 0.60 to 1.00 but is not greater than 0.65 to 1.00, then the Borrower shall be deemed to be in compliance with this subsection (d) so long as (i) the Borrower completed a Material Acquisition during the fiscal quarter, or the fiscal quarter immediately preceding the fiscal quarter, in which such ratio first exceeded 0.60 to 1.00, (ii) such ratio does not exceed 0.60 to 1.00 for a period of more than three consecutive fiscal quarters immediately following the fiscal quarter in which such Material Acquisition was completed, (iii) the Borrower has not maintained compliance with this subsection (d) in reliance on this proviso more than two times during the term of this Agreement and (iv) such ratio is not greater than 0.65 to 1.00 at any time.
(e)The Credit Agreement is hereby further amended by restating Section 9.1.(f)(i) thereof in its entirety as follows:

(i)    Investments in Unconsolidated Affiliates and other Persons that are not Subsidiaries (other than RMR Managed REITs and RMR Inc.), such that the aggregate value of such Investments (determined in a manner consistent with the definition of Total Asset Value or, if not contemplated under the definition of Total Asset Value, as determined in accordance with GAAP) exceeds 10.0% of Total Asset Value at any time;

Section 2. Conditions Precedent. This Amendment shall be effective as of the date of receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a)    A counterpart of this Amendment duly executed by the Borrower, the Administrative Agent and the Requisite Lenders;

(b)    Evidence that all fees, expenses and reimbursement amounts due and payable to the Administrative Agent and any of the Lenders in connection with this Amendment have been paid; and

(c)    Such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3. Representations. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)    Authorization. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

(b)    Compliance with Laws, etc. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approval or violate any Applicable Law (including Environmental Laws) relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of Borrower or any other Loan Party, or any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party other than in favor of the Administrative Agent for its benefit and the benefit of the Lenders and the Issuing Bank.

(c)    No Default. No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment.

Section 5. Reaffirmation of Representations by Borrower. The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower and the other Loan Parties to the Administrative Agent and the Lenders in the Credit Agreement and the other Loan Documents on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 6. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment. This Amendment is a Loan Document.

Section 7. Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all costs and expenses (including attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 8. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 10. Effect; Ratification. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only from the date as of which this Amendment is dated. The Credit Agreement is hereby ratified and confirmed in all respects. Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document.

Section 11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 12. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement as amended by this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be executed as of the date first above written.

GOVERNMENT PROPERTIES INCOME TRUST

By: _ /s/ Mark L. Kleifges _
Name: Mark L. Kleifges
Title: Treasurer & CFO

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WELLS FARGO BANK, NATIONAL ASSOCIATION

By: _ /s/ Sean Armah _
Name: Sean Armah
Title: Director

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ROYAL BANK OF CANADA

By: _ /s/ Sheena Lee _
Name: Sheena Lee
Title: Authorized Signatory

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PNC BANK, NATIONAL ASSOCIATION

By: _ /s/ John R. Roach Jr. _
Name: John R. Roach Jr.
Title: Vice President

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CITIBANK, N.A.

By: _ /s/ John C. Rowland _
Name: John C. Rowland
Title: Vice President

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BANK OF AMERICA, N.A.

By: _ /s/ Cheryl Sneor _
Name: Cheryl Sneor
Title: Vice President

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MIZUHO BANK, LTD.

By: _ /s/ John Davies _
Name: John Davies
Title: Authorized Signatory

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COMPASS BANK

By: _ /s/ Keely W. McGee _
Name: Keely W. McGee
Title: Senior Vice President

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REGIONS BANK

By: _ /s/ Paul E. Burgan _
Name: Paul E. Burgan
Title: Vice President

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SUMITOMO MITSUI BANKING CORPORATION

By: _ /s/ William G. Karl _
Name: William G. Karl
Title: Executive Officer

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UBS AG, STAMFORD BRANCH, as a Lender

By: _ /s/ Craig Pearson _
Name: Craig Pearson
Title: Associate Director

By: _ /s/ Houssem Daly _
Name: Houssem Daly
Title: Associate Director

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MORGAN STANLEY BANK, N.A., as a Lender

By: _ /s/ Emanuel Ma _
Name: Emanuel Ma
Title: Authorized Signatory

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MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By: _ /s/ Emanuel Ma _
Name: Emanuel Ma
Title: Vice President

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FIRST HAWAIIAN BANK

By: _ /s/ Derek Chang _
Name: Derek Chang
Title: Vice President

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FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By: _ /s/ Jean M. Brennan _
Name: Jean M. Brennan
Title: Senior Vice President

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ASSOCIATED BANK, NATIONAL ASSOCIATION

By: _ /s/ Michael J. Sedivy _
Name: Michael J. Sedivy
Title: Senior Vice President

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BRANCH BANKING AND TRUST COMPANY

By: _ /s/ Mark Edwards _
Name: Mark Edwards
Title: Senior Vice President

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COMMERCE BANK & TRUST COMPANY

By: _ /s/ Paula M. Mello _
Name: Paula M. Mello
Title: Senior Vice President

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THE BANK OF EAST ASIA LIMITED, NEW YORK BRANCH

By: _ /s/ Kitty Sin _
Name: Kitty Sin
Title: SVP & Head of Credit

By: _ /s/ Victor Li _
Name: Victor Li
Title: General Manager